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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-60819, 333-20163, and 333-72623) and on Form S-3
(No. 333-75572) of Paxson Communications Corporation of our report dated February 19, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Miami, Florida
March 13, 2002